Exhibit 99.2

Investor Factsheet neulion.com NeuLion offers solutions that power the highest quality digital experiences for live and on-demand content up to 4K anywhere, on any device. Through its end-to-end technology platform, NeuLion enables digital content management, distribution and monetization across the entire ecosystem — content owners, content creators and consumers. The company’s complete OTT and TVE solution reduces complexities for content rights holders, speeds time to market and enables scalability. GROWTH INITIATIVES •  Land new clients •  Expand existing relationships •  Enhance technology and product offerings •  Strategic partnerships and acquisitions INVESTMENT HIGHLIGHTS •  Enormous industry tailwinds and market opportunity •  Proprietary, turnkey, end-to-end, cloud-based configurable solution •  Large, well-known blue-chip customer base •  Compelling financial metrics •  Respected and experienced leadership team EMPOWERING THE ECOSYSTEM Multi-Screen OTT Consumer Electronic Professional Content & TVE PlatformLicensing Tools & Technologies BLUE CHIP CUSTOMER BASE Sports & TVETechnology Value Chain Consumer Software Consumer Electronics   From content creators and providers to technology and consumer electronics ACCELERATING ADOPTION OF DIGITAL VIDEO DRIVING NEULION’S GROWTH Internet Video Traffic (Exabytes) (1) 120 90104.9603025020142019 (1)  Cisco VNI Global IP Traffic Forecast 2014-2019 as of May 2015(2)  Cisco VNI Global IP Traffic Forecast 2014-2019 as of February 2015 Growth of 4K Resolution and AdoptionGlobal 4K-enabled TV Shipments (Millions of Units) (2)124100100+75502511.6020142019  DEVICE AGNOSTIC COMPETITIVE ADVANTAGES •  Speeds time to market •  Drives new revenue •  Reduces complexities for content rights holders Smartphone & TabletsSmart TV’sGaming Devices & 3rd Party STBRecurring Revenue Model•  NeuLion Digital Platform •  Combines software, technology and operational services•  Multi-dimensional monetization•  Creates meaningful experiences that engage, retain and grow customersSCALABLE REVENUE MODELIncreasing NeuLion Customer UsagePetabytes(1) 5%40%55%Setup  •  Subscription basis • # of channels, events• # of connected devices•  Variable basis•  Volume of digital video content•  Level of advertising & ecommerce activity•  Support Services•  DivX & MainConcept•  Subscription license agreements and variable per unit feesFixed/License FeesVariable StreamedUsage has almost tripled since 2013350300PB+300250200227PB150154PB1005082PB02012201320142015  FINANCIALS Operating ResultsQ2’15Q1’15Total Revenu$22.7$21.7 Q4’14Q3’14Q2’14(in $000)Cash & Equivalents$16.5$12.2$13.4 Balance Sheet6/30/201512/31/201434,05925,898 Non-GAAP Adjusted Gross Margin81%80%75%77%74%SG&A*$11.4$9.9$8.0$6.3$6.4R&D$7.5$5.3$2.1$2.1$2.2Non-GAAP Adjusted EBITDA$2.5$6.8$3.5$1.3$1.6GAAP Net Income (Loss)$(3.2)$(0.5)$1.6$0.2$0.6Diluted EPS$(0.01)$0.00$0.01$0.00$0.00•  High margin business with increasing revenue momentum•  Crossed over the GAAP profitablility in Q4 2013•  First and fourth quarters are seasonally strongest•  Q1 2015 includes 2 months of DivX Receivables*22,5198,056Total Current Assets61,13136,287Payables6,99614,362Deferred Revenue9,3649,602Total Current Liabilities24,10029,212Working Capital37,0317,075Other Long-Term Liabilities6,9942,673Total Redeemable Preferred Stock14,97014,955Total Equity61,6275,099Total Liabilities and Equity107,69151,938* Reflects accounting for the DivX acquisition Stock InformationTorontoNLN.TOStock Price (CAD) (5/19/15)1.5252wk Range (CAD)0.85 - 1.72Shares Outstanding244.2MMarket Cap (CAD)371.2M [$282.1M USD] Research CoverageBeacon Securities Cormark Securities M PartnersWunderlich Securities Contact InformationCompany ContactInvestor ContactChris WagnerEd McGregor/Jody BurfeningNeuLion, Inc.LHA516-622-8300Phone: 212-838-3777emcgregor@lhai.com  Statements made in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based on the current expectations and beliefs of the management of NeuLion and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For a more detailed discussion of factors that affect NeuLion’s operations, please refer to the company’s Securities and Exchange Commission filings. The company undertakes no obligation to update this forward-looking information.